SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

BRANDYWINEGLOBAL – GLOBAL INCOME OPPORTUNITIES FUND INC.

(Name of Registrant as Specified in Its Charter)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

DATED AS OF JANUARY 23, 2020

BRANDYWINEGLOBAL - GLOBAL INCOME OPPORTUNITIES FUND INC.

(NYSE: BWG)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[            ], 2020

To the Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of BrandywineGLOBAL – Global Income Opportunities Fund Inc. (the “Fund”) will be held at [•], on [•] at [•] a.m., [•] time.

The Meeting is being held for the following purposes:

•

A proposal to elect two Class II Directors by the holders of Common Stock and Preferred Shares, voting together as a single class, to the Fund’s Board of Directors (the “Board”) and one Class II Director to be elected by the holders of Preferred Shares to the Fund’s Board (Proposal No. 1);

•	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended October 31, 2020 (Proposal No. 2);

•	Two non-binding proposals put forth by affiliates of Bulldog Investors, LLC (together with its affiliates, the “Activist Fund”), if properly presented before the Meeting (Proposals No. 3 and 4); and

•	The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board unanimously recommends that you vote “FOR” Proposal No. 1, “FOR” Proposal No. 2, “AGAINST” Proposal No. 3 and “AGAINST” Proposal No. 4 by signing, dating and completing the enclosed WHITE proxy card and returning it to us by mail in the postage-paid envelope provided or by using the other voting options discussed in the proxy statement.

The Activist Fund, a stockholder in the Fund, has provided notice to the Fund of its intention to put forth individuals (the “Activist Fund Individuals”) for election as directors at the Meeting and has submitted a proposal requesting that the Board consider a self-tender offer for all outstanding shares of the Fund at or close to net asset value and, if more than 50% of the Fund’s outstanding shares are submitted for tender, the Board should cancel the tender offer and take all necessary steps to liquidate or convert the Fund to an open-end mutual fund or exchange-traded fund (the “Self-Tender Offer/Liquidation Proposal”). The Activist Fund has also notified the Fund that it plans to present an additional proposal at the Meeting requesting that the Board amend the Fund’s bylaws to provide that in a contested election, a majority of the votes cast in the election of directors shall be required to elect a director (the “Bylaws Amendment Proposal”). The Board is unanimously OPPOSED to the nominations of the Activist Fund Individuals as well as the Self-Tender Offer/Liquidation Proposal submitted by the Activist Fund and the Bylaws Amendment Proposal as it does not believe that the nominations and proposals are in the best interest of the Fund or its stockholders. You may receive solicitation materials from the Activist Fund, including a proxy statement and proxy cards. The Board urges you not to sign or return or vote on any [color] proxy cards sent to you by the Activist Fund.

MAKE YOUR VOICE HEARD – PLEASE VOTE TODAY

VOTING IS EASY AND TAKES JUST A FEW MINUTES

The Board has unanimously approved the following nominees (the “Board Nominees”) on behalf of the Fund:

•	Nisha Kumar

•	William R. Hutchinson

•	Jane E. Trust, CFA

The Board believes that the Board Nominees have the skills, qualifications and requisite experience in overseeing investment companies like the Fund to act in the best interests of ALL stockholders. As further discussed in the enclosed proxy statement, the Fund has had competitive performance under the Board’s leadership especially over the last three years through December 31, 2019 where it has outperformed its benchmark and other global income, levered closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information and provided attractive levels of current income in accordance with its primary objective. The Board does not believe that the Self-Tender Offer/Liquidation Proposal or Bylaws Amendment Proposal is in the best interest of the Fund or its stockholders.

HOW SHOULD I VOTE?

The Board unanimously recommends that you vote “FOR” the Board Nominees, “FOR” the ratification of PwC as independent registered public accountants, “AGAINST” the Self-Tender Offer/Liquidation Proposal and “AGAINST” the Bylaws Amendment Proposal by signing, dating and completing the enclosed WHITE proxy card and returning it to us by mail in the postage-paid envelope provided or by using the other voting options discussed in the proxy statement.

WHAT SHOULD I NOT DO?

Please do NOT send back any [color] proxy card you may receive from the Activist Fund. Your Board recommends you do not submit any [color] proxy cards, even to withhold votes on the election of the Activist Fund Individuals and/or to vote against or abstain from voting on the Self-Tender Offer/Liquidation Proposal or the Bylaws Amendment Proposal, as this will cancel your prior vote for the Board Nominees on the WHITE proxy card. ONLY YOUR LATEST DATED PROXY CARD THAT YOU SUBMIT WILL COUNT AT THE STOCKHOLDER MEETING. If you submit any proxy card that is NOT white, you will cancel any prior votes for the Board Nominees.

HOW DO I VOTE?

Your vote is important. We encourage you to carefully review the enclosed materials. We hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your WHITE proxy card:

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided; or

•	In person at the meeting.

If you do not vote using one of these methods, you may be called by Innisfree M&A Incorporated, the Fund’s proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on or need assistance in submitting your vote, please call Innisfree M&A Incorporated, the Fund’s proxy solicitor. Shareholders call toll-free at (877) 750-8197; banks and brokers call collect (212) 750-5833.

The Board has fixed the close of business on January 7, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board,

Robert I. Frenkel

Secretary

[            ], 2020

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

Instructions for Telephone/Internet Voting

Various brokerage firms may offer the convenience of providing you with voting instructions via telephone or the Internet for shares held through such firms. Instructions for Internet and telephonic voting are included with the enclosed WHITE proxy card or voting instruction form.

BRANDYWINEGLOBAL - GLOBAL INCOME OPPORTUNITIES FUND INC.

(NYSE: BWG)

620 Eighth Avenue, 49th Floor, New York, New York 10018

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of BrandywineGLOBAL – Global Income Opportunities Fund Inc. (the “Fund”) of proxies to be voted at the Annual Meeting of Stockholders of the Fund to be held at [•], on [•] at [•] a.m., [•] time, and at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”).

This Proxy Statement and the accompanying materials are being made available to stockholders on or about [            ], 2020.

The Board has fixed the close of business on January 7, 2020 as the record date (the “Record Date”) for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Common stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. Preferred stockholders of the Fund on that date will be entitled to one vote on each matter for every $10.00 of liquidation preference held, with no cumulative voting rights. The Fund has two classes of shares: Common stock, par value $.001 per share (the “Common Stock”), and fixed-rate Mandatory Redeemable Preferred Stock (“Preferred Shares”), which, with respect to the Series C Preferred Shares, have a liquidation preference of $100,000 per share and, with respect to the Series D and Series E Preferred Shares, have a liquidation preference of $10 per share (collectively with the Common Stock, the “Shares”). At the Record Date, the Fund had outstanding [•] shares of Common Stock and [•] Series C Preferred Shares, [•] Series D Preferred Shares and [•] Series E Preferred Shares.

The Board is comprised of a diverse and highly experienced group of directors who each bring significant expertise and leadership experience to the Board. In the case of Ms. Kumar, one of the Board Nominees (as defined below), she brings to the Board financial and accounting experience as the chief financial officer (“CFO”) of other companies and experience as a board member of private equity funds. In the case of Mr. Hutchinson, the second Board Nominee, he brings to the Board his experience in accounting and working with auditors, consulting, business and finance as President of W.R. Hutchinson & Associates Inc., a consulting company, and his service as a director and a Non-Executive Chairman of the Board of Associated Banc-Corp. Finally, in the case of Ms. Trust, the third Board Nominee, she brings to the Board her investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason, Inc. (“Legg Mason”) and affiliated entities, including as Senior Managing Director of Legg Mason & Co. and as an officer and/or trustee/director of 141 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates.

Together with the other Directors, the Board Nominees are focused on creating sustainable value for ALL stock-holders. The Board has approved the Board Nominees and believes their election is in your best interest.

Under the Board’s leadership, the Fund has delivered on meeting its primary investment objective of providing high current income and also delivered competitive performance overall, including:

•	As of December 31, 2019, the Fund’s yield was 6.65% based on market price and the Board has increased dividends twice over the past year.

•	Calculated by NAV, the Fund has outperformed its benchmark over the 1-year, 3-year, 5-year, 7-year and since inception periods ended December 31, 2019.

•	Calculated by market price, the Fund has outperformed its benchmark over the 1-year, 3-year, 5-year, 7-year and since inception periods ended December 31, 2019.

•

Calculated by NAV, the Fund has outperformed the average of other global income, closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information (its “Lipper peer group”) over the 1-year and 3-year periods ended December 31, 2019.

•	Calculated by market price, the Fund has outperformed the average of its Lipper peer group over the 1-year and 3-year periods ended December 31, 2019.

Accordingly, the Board unanimously recommends that you vote “FOR” the Board Nominees, “FOR” the ratification of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accountants, “AGAINST” the Self-Tender Offer/Liquidation Proposal and “AGAINST” the Bylaws Amendment Proposal by signing, dating and completing the enclosed WHITE proxy card and returning it to us by mail in the postage-paid envelope provided or by using the other voting options discussed in the proxy statement.

Your vote is extremely important because Bulldog Investors, LLC (together with its affiliates, the “Activist Fund”) has proposed individuals to serve on the Board (the “Activist Fund Individuals”) and has submitted two non-binding proposals requesting: (1) that the Board consider a self-tender offer for all outstanding shares of the Fund at or close to net asset value and, if more than 50% of the Fund’s outstanding shares are submitted for tender, the Board should cancel the tender offer and take all necessary steps to liquidate or convert the Fund to an open-end mutual fund or exchange-traded fund (“ETF”) (the “Self-Tender Offer/Liquidation Proposal”) and (2) that the Board amend the bylaws to provide that in a contested election, a majority of the votes cast in the election of directors shall be required to elect a director (the “Bylaws Amendment Proposal”), all of which are unanimously OPPOSED by the Board. The Activist Fund has taken a position in the Fund and notified the Fund of its intention to solicit proxies to elect the Activist Fund Individuals to the Board at the Meeting. We urge you to spend time reviewing the proposals in this proxy statement and to vote as recommended by the Board.

PLEASE DO NOT SEND BACK ANY [COLOR] PROXY CARD YOU MAY RECEIVE FROM THE ACTIVIST FUND, EVEN TO WITHHOLD VOTES ON THE ACTIVIST FUND INDIVIDUALS AND/OR TO VOTE AGAINST OR ABSTAIN FROM VOTING ON THE SELF-TENDER OFFER/LIQUIDATION PROPOSAL OR THE BYLAWS AMENDMENT PROPOSAL, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE BOARD NOMINEES (AS DEFINED BELOW) ON THE WHITE PROXY CARD. ONLY YOUR LATEST DATED PROXY CARD THAT YOU SUBMIT WILL COUNT AT THE STOCKHOLDER MEETING.

The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at 620 Eighth Avenue, 49th Floor, New York, New York 10018 or by calling toll-free at 888-777-0102.

In accordance with the Fund’s bylaws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the votes entitled to be cast at the Meeting. If the necessary quorum to transact business or the vote required to elect each of the Board Nominees is not obtained at the Meeting, or, if in the discretion of the chairman of the Meeting, it is advisable to defer action on the election of the Board Nominees, the Self-Tender Offer/Liquidation Proposal, the Bylaws Amendment Proposal and/or the ratification of PwC as the independent registered public accountants, the chairman of the Meeting may adjourn the meeting with respect to one or more proposals, or the persons named as proxies may propose one or more adjournments of the Meeting, to permit further solicitation of proxies. Alternatively, the Fund could postpone the Meeting with respect to one or more proposals. In the event of any conflict between a description of the Fund’s bylaws in the proxy statement and the Fund’s bylaws, the Fund’s bylaws will control.

If you have any questions about the proposals to be voted on or need assistance in submitting your vote, please call Innisfree M&A Incorporated, the Fund’s proxy solicitor. Shareholders call toll-free at (877) 750-8197; banks and brokers call collect (212) 750-5833.

Please vote now. Your vote is important.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE WHITE PROXY CARD BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

IMPORTANT INFORMATION ABOUT YOUR VOTE

While we encourage you to read the full text of this proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Why am I receiving this proxy statement?

The Fund is required to hold an annual meeting of stockholders for the election of members of the Board. The enclosed proxy statement describes (i) the proposal to elect the nominees unanimously approved by the Board of the Fund (the “Board Nominees”), (ii) a non-binding Self-Tender Offer/Liquidation Proposal, which will only be voted on if properly presented at the Meeting, requesting that the Board consider a self-tender offer for all outstanding shares of the Fund, (iii) a non-binding Bylaws Amendment Proposal, which will only be voted on if properly presented at the Meeting, requesting that the Board amend the bylaws to provide that in a contested election, a majority of the votes cast in the election of directors shall be required to elect a director and (iv) the ratification of PwC as the independent registered public accountants.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote on the proposals below in the following manner:

Proposal No. 1: “FOR” the election of the Board Nominees.

Proposal No. 2: “FOR” the ratification of PwC as the Fund’s independent registered public accountants.

Proposal No. 3: “AGAINST” the Self-Tender Offer/Liquidation Proposal submitted by the Activist Fund.

AND

Proposal No. 4: “AGAINST” the Bylaws Amendment Proposal submitted by the Activist Fund.

In order to vote as recommended by the Board, please vote by promptly completing, signing, dating and returning the enclosed WHITE proxy card by mail in the postage-paid envelope provided or by providing your voting instructions by telephone or via Internet by following the instructions on the enclosed WHITE proxy card. Please do not return or vote any [color] proxy card you may receive.

You may receive a different proxy statement (along with a [color] proxy card) from the Activist Fund seeking: (i) to elect the Activist Fund Individuals who have no experience working with the Fund or its investment adviser, (ii) approval of the Self-Tender Offer/Liquidation Proposal and (iii) approval of the Bylaws Amendment Proposal.

Please discard any proxy card that you receive from the Activist Fund. Your Board strongly urges you not to sign or return any [color] proxy card sent to you by the Activist Fund, even to withhold votes on the Activist Fund Individuals and/or to vote against or abstain from voting on the Self-Tender Offer/Liquidation Proposal or the Bylaws Amendment Proposal, because doing so will cancel out any previously-submitted votes on the Fund’s WHITE proxy card. We are not responsible for the accuracy of any information provided by or related to the Activist Fund or the Activist Fund Individuals contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Activist Fund or any other statements that the Activist Fund or its representatives have made or may otherwise make.

Why does the Board recommend that I vote “FOR” the election of the Board Nominees on the WHITE proxy card?

The Fund Has Met its Investment Objectives and Had Competitive Performance Under the Board’s Leadership

The Fund’s primary investment objective is high current income and its secondary objective is capital appreciation. The current Board has been effective in overseeing the Fund. The Fund’s investment adviser regularly reports to the Board on the Fund’s performance, and the Board and the investment adviser together have taken steps to achieve stockholders’ goals. Those efforts have produced positive results:

•	As of December 31, 2019, the Fund’s yield was 6.65% based on market price and the Board has increased dividends twice over the past year.

•	Calculated by NAV, the Fund has outperformed its benchmark over the 1-year, 3-year, 5-year, 7-year and since inception periods ended December 31, 2019.

•	Calculated by market price, the Fund has outperformed its benchmark over the 1-year, 3-year, 5-year, 7-year and since inception periods ended December 31, 2019.

•

Calculated by NAV, the Fund has outperformed the average of other global income, closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information (its “Lipper peer group”) over the 1-year and 3-year periods ended December 31, 2019.

•	Calculated by market price, the Fund has outperformed the average of its Lipper peer group over the 1-year and 3-year periods ended December 31, 2019.

TOTAL RETURNS† BASED ON NET ASSET VALUE (as of December 31, 2019)

Name	1-Year	3-Year	5-Year	7-Year	Since Inception
BrandywineGLOBAL – Global Income Opportunities Fund Inc.*	21.93%	8.26%	2.38%	2.07%	4.27%
Benchmark Index
Bloomberg Barclays Global Aggregate Index	6.84%	4.27%	2.31%	1.34%	1.69%
The Lipper Global Income Closed-End Funds Category Average	13.29%	7.53%	5.65%	4.48%	8.56%

TOTAL RETURNS† BASED ON MARKET PRICE (as of December 31, 2019)

Name	1-Year	3-Year	5-Year	7-Year	Since Inception
BrandywineGLOBAL – Global Income Opportunities Fund Inc.**	30.58%	10.36%	3.77%	2.51%	3.04%
Benchmark Index
Bloomberg Barclays Global Aggregate Index	6.84%	4.27%	2.31%	1.34%	1.69%
The Lipper Global Income Closed-End Funds Category Average	21.79%	10.03%	8.04%	4.81%	7.64%

†

Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

*	Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.
**	Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s dividend reinvestment plan.

The Bloomberg Barclays Global Aggregate Index is an index comprised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

Past performance is no guarantee of future results.

In addition, the current Board has been actively monitoring and addressing the Fund’s market discount and increasing distributions in 2019. The Fund’s market discount, which is a closed-end fund industry-wide phenomenon and not unique to the Fund, has declined in 2019.

The Board Nominees are Highly Qualified to Serve on the Board

The following nominees are unanimously recommended by the Board:

•	Nisha Kumar

•	William R. Hutchinson

•	Jane E. Trust, CFA

The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Fund’s objectives and investment strategies.

The Board considered Ms. Kumar’s financial and accounting experience. She is the Managing Director, the CFO and Chief Compliance Officer of Greenbriar Equity Group LLC (a role she has held since 2011). Ms. Kumar formerly served as the CFO and Chief Administrative Officer of Rent the Runway, Inc. From 2007 to 2009, Ms. Kumar also served as Executive Vice President and CFO of AOL, LLC, a subsidiary of Time Warner Inc. She is a Member of the Council on Foreign Relations.

The Board also considered Mr. Hutchinson’s experience in accounting and working with auditors, consulting, business and finance and service as a board member of another financial services company. Mr. Hutchinson serves as the lead independent director on the Board and has held numerous high level financial posts at Amoco Corp., including Treasurer, Vice President and Controller, and Vice President of Financial Operations. When Amoco Corp. merged with BP PLC in 1998, he was appointed Group Vice President, with worldwide responsibility for Mergers and Acquisitions. Mr. Hutchinson is currently the President of W.R. Hutchinson & Associates Inc., a consulting company, and has served as a director since 1994 and a Non-Executive Chairman of the Board since 2009 for Associated Banc-Corp., one of the 50 largest commercial banks in the United States. Given his significant accounting and global finance expertise, Mr. Hutchinson provides the Board with well-rounded financial acumen that is particularly critical given the Fund’s complex investment process and regulatory requirements.

Finally, the Board considered Ms. Trust’s investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. Ms. Trust currently serves as a Senior Managing Director of Legg Mason & Co. Since 2015, Ms. Trust has also served as an officer and/or director/trustee for 141 funds associated with LMPFA or its affiliates and as President and Chief Executive Officer of LMPFA. She previously served as Managing Director of Legg Mason & Co. from 2016 until 2018, Senior Vice President of LMPFA in 2015, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) from 2007 to 2014 and Managing Director of Legg Mason Investment Counsel & Trust Co. from 2000 to 2007.

The Board Nominees, together with the other Directors, are focused on creating sustainable value for ALL stockholders. The Board has approved the Board Nominees and believes their election is in your best interest.

The Board believes that the Activist Fund Individuals will seek to advance the short-term goals of the Activist Fund rather than the long-term goals of the Fund’s stockholders. Your Board seeks to ensure that the Fund operates in a responsible manner to protect and advance the interests of ALL stockholders, and not just a select few whose interests may be in direct contrast to the Fund’s long-term objectives. Moreover, the Activist Fund Individuals are unfamiliar with the Fund and would compromise the Board’s gender diversity.

The Board Nominees Support the Board’s Diversity Efforts

The Board is currently comprised of Directors with diverse professional experiences, education backgrounds, skills and lengths of term. Each Board Nominee contributes to this diversity, which the Board believes is beneficial to both the Fund and its stockholders.

The Board has been recognized for its gender diversity. Specifically, the Board was awarded the Ambassador Award in November 2019, in recognition of the Board’s substantial percentage of female Directors. The Award was issued at the 2020 Women on Boards 8th Annual National Conversation on Board Diversity. Today, half of the current Board is comprised of female Directors, and two of the Board Nominees are female Directors. In contrast, the Activist Fund Individuals are all male and a vote for the Activist Individuals will in effect reduce the gender diversity of the Board.

The Board is committed to vigorously defending the Fund against what the Board believes is the Activist Fund’s short term agenda. The Board will be fighting for ALL stockholders and will not be pressured by the Activist Fund into making decisions that benefit the Activist Fund’s immediate interests at the expense of the Fund and your investment.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE BOARD NOMINEES ON THE WHITE PROXY CARD.

Would the Activist Fund Individuals enhance the diversity and financial expertise of the Board?

No. The current Directors, half of whom are female, are experienced, well-qualified and familiar with the operations of registered closed-end funds. The Board has spent significant time reviewing current and prospective nominees in order to both self-evaluate on a regular basis, as well as to seek fresh expertise and opinions that could assist it in overseeing the Fund and delivering value to our stockholders. In this regard, the Board recently undertook an extensive search for new independent Director candidates. After assessing many strong potential candidates, this search resulted in the appointment of Ms. Nisha Kumar as a new independent Director.

The Activist Fund Individuals would diminish the Board’s gender diversity, based on the biographical information the Activist Fund has provided to the Fund.

Why does the Board recommend I vote “AGAINST” the Self-Tender Offer/Liquidation Proposal in the WHITE proxy card?

For the reasons summarized below and set forth in more detail under “Proposal No. 3: Non-Binding Self-Tender Offer/Liquidation Proposal—Opposing Statement by the Board,” the Board believes that it is not in the best interest of the Fund to conduct a self-tender offer and/or liquidate or convert to an open-end mutual fund or ETF:

•

Liquidating the Fund Would Completely Eliminate the Fund as a Long-Term Investment Option: The Fund is meant for long-term investors seeking current income and capital appreciation. Liquidating the Fund would deprive long-term investors of the Fund’s regular distributions, as well as access to investments, through the Fund, of global fixed income securities.

•

Reduction in the Fund’s Size Would Be Harmful: The Self-Tender Offer/Liquidation Proposal could result in a large reduction in the size of the Fund, which would likely result in increased costs per share to the remaining stockholders and significantly diminish the Fund’s ability to operate efficiently in pursuit of its stated investment objectives.

•

Reduction in the Fund’s Assets Negatively Impacts Its Use of Leverage: Because the Self-Tender Offer/Liquidation Proposal would likely require the Fund to sell substantial amounts of portfolio securities, it would also likely require the Fund to reduce its leverage and potentially reduce the Fund’s earnings.

•

Would Benefit Short-Term Arbitrageurs to the Detriment of Longer-Term Stockholders: The Board believes that a tender offer would primarily benefit short-term stockholders, including the Activist Fund, seeking to capitalize on the discount at which many closed-end funds, including the Fund, generally trade, to the detriment of longer-term stockholders.

•

Benefits of Closed-End Structure: Management believes that there are certain benefits to the closed-end fund structure and that it is in the Fund’s best interest to retain this structure and not convert to an open-end mutual fund or ETF. Closed-end funds are unlike open-end funds in certain key ways. Because closed-end funds are not subject to daily cash flows, portfolio managers are not burdened by non-investment considerations, such as continuous sales or redemptions of shares and the need to manage a fund’s portfolio accordingly, which can act as a constraint on longer-term performance.

•

Substantial and Potentially Duplicative Costs: If implemented, the Self-Tender Offer/Liquidation Proposal would cause the Fund to incur substantial costs that the remaining stockholders will ultimately bear.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE SELF-TENDER OFFER/LIQUIDATION PROPOSAL ON THE WHITE PROXY CARD.

Why does the Board recommend I vote “AGAINST” the Bylaws Amendment Proposal in the WHITE proxy card?

For the reasons set forth in more detail under “Proposal No. 4: Non-Binding Bylaws Amendment Proposal—Opposing Statement by the Board,” the Board believes that the Bylaws Amendment Proposal is not in the best interest of the Fund or its stockholders. Specifically, the Board believes that the current voting standard for both contested and uncontested elections of directors is appropriate to ensure that long-term stockholders are fully represented.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE BYLAWS AMENDMENT PROPOSAL ON THE WHITE PROXY CARD.

Is the Manager of the Activist Fund a fiduciary to the Fund and its stockholders?

No. The manager of the Activist Fund, seeking to enhance the returns of its clients, owes a duty only to its own investors, not to the Fund or its stockholders.

Has the Board taken action to address the Fund’s discount?

The Fund has taken action to address the market value discount of the shares relative to their net asset value. In fact, the Board is proactive in monitoring the level of the discount and balancing the Fund’s ability to achieve its investment objectives over the long term with the benefits of narrowing the difference between the market price of the shares and their net asset value in the short term. The Fund has maintained a very attractive distribution rate since inception. The Board has taken action to attempt to make the Fund’s shares more attractive with the aim of reducing the market discount:

•	Repurchases: The Fund has repurchased over $1 million in shares of the Fund.

•	Dividend Increases: The Board has increased the Fund’s dividends twice over the past year.

•	Fee Waiver: Effective December 1, 2017, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) agreed to voluntarily waive the Fund’s investment management fee by 0.10% until November 30, 2020.

•

Currency Exposure Limit: To reduce overall fund volatility and to help more effectively manage the distribution, the Fund initiated a soft guideline to limit foreign currency exposure to no greater than 50% of total Fund assets.

Market discounts are a closed-end fund industry-wide phenomenon and a characteristic the whole industry has encountered for years. As of [            ], 2020, approximately [    ]% of closed-end funds were trading at a discount. Notably, the Fund’s discount declined in 2019.

Will my vote make a difference?

YES. Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many or how few shares you own. We encourage all stockholders to participate in the governance of the Fund. Your vote can help ensure that the experienced and highly qualified Board Nominees will be elected.

How do I vote my shares?

You can provide voting instructions by telephone, by calling the toll-free number on the WHITE proxy card, by going to the Internet address provided on the WHITE proxy card and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your WHITE proxy card, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card by mail, you can vote your shares by completing, signing and dating the WHITE proxy card and mailing it in the enclosed postage-paid envelope.

If you are a shareholder of record, you may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above. If you are a beneficial owner and hold your shares at a bank, brokerage or other nominee and you wish to vote in person, you must provide a legal proxy from your bank, brokerage firm or other nominee at the meeting.

How will my WHITE proxy card be voted?

WHITE proxy cards that are properly signed, dated and received at or prior to the meeting will be voted as specified. If you specify a vote, your proxy will be voted as you indicate. If you simply sign, date and return a WHITE proxy card, but don’t specify a vote, your shares will be voted “FOR” the election of the Board Nominees, “FOR” the ratification of PwC as the independent registered public accountants, “AGAINST” the Self-Tender Offer/Liquidation Proposal and “AGAINST” the Bylaws Amendment Proposal.

What should I do with other proxy cards I receive?

We urge you to vote the Fund’s WHITE proxy card and discard the [color] proxy card you may receive from the Activist Fund. Please do NOT send back any [color] proxy card you may receive from the Activist Fund, even to withhold votes on the Activist Fund Individuals and/or to vote against or abstain from voting on the Self-Tender Offer/Liquidation Proposal or the Bylaws Amendment Proposal, as this will cancel your prior vote for the Board Nominees. Only your latest dated proxy will count at the stockholder meeting. If you have already sent back the proxy card you received from the Activist Fund, you can still change your vote—by promptly completing, signing, dating and returning the enclosed WHITE proxy card or voting by telephone or over the Internet, each of which will replace any vote on a proxy card you previously completed.

What other information should I know in deciding how to vote?

We encourage you to read the entire proxy statement because it contains important information about the Board Nominees, information about the Self-Tender Offer/Liquidation Proposal (which the Board recommends you vote “AGAINST”), the Bylaws Amendment Proposal (which the Board recommends you vote “AGAINST”) and other important information about the Fund, its management and its operations.

You may also receive a separate proxy statement from the Activist Fund, seeking your proxy to elect the Activist Fund Individuals to serve as directors of the Fund and to vote in favor of the Self-Tender Offer/Liquidation Proposal and the Bylaws Amendment Proposal. The Activist Fund invests in closed-end funds and has a history of submitting proposals and later withdrawing them once funds agree to conduct one or more tender offers, open-end fund conversions or other liquidity events. The Board believes the Activist Fund does this to benefit itself, and not to benefit the stockholders of the closed-end funds in which it invests. The Board believes that the Activist Fund’s actions are harmful to long-term stockholders in the Fund. For example, funds forced into these types of activist-favored actions may be left with significantly less assets and higher expenses and fees. As a result, the remaining stockholders in the Fund may see their distributions reduced if the Activist Fund’s demands are successful. For this reason, it is important that you carefully read this proxy statement and return the WHITE proxy card.

The Board is committed to vigorously defending the Fund against what the Board believes is the Activist Fund’s short term agenda. The Board will be fighting for ALL stockholders and will not be pressured by the Activist Fund into making decisions that benefit the Activist Fund’s immediate interests at the expense of the Fund and your investment.

Is the Fund paying for the cost of the proxy statement?

The costs associated with the proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Fund.

Who is advising the Fund in connection with this solicitation?

The Fund has retained Innisfree M&A Incorporated (“Innisfree”), 501 Madison Avenue, 20th Floor, New York, New York 10022, a proxy solicitation firm, to provide solicitation and advisory services in connection with this solicitation. It is anticipated that Innisfree will be paid up to $[    ] for these services. The Fund also agreed to reimburse Innisfree for its out-of-pocket expenses and indemnify Innisfree against certain liabilities and expenses in connection with its services. Approximately [•] employees of Innisfree will engage in the solicitation.

Whom do I call if I have questions?

If you need more information, or have any questions about voting, please call Innisfree, the Fund’s proxy solicitor. Shareholders call toll-free at (877) 750-8197; banks and brokers call collect (212) 750-5833.

Additional Information

The Fund is organized as a Maryland corporation and is a registered investment company.

LMPFA, whose principal business address is 620 Eighth Avenue, New York, New York 10018, is the Fund’s investment manager. Pursuant to a sub-advisory agreement with Brandywine Global Investment Management, LLC (“Brandywine”), Brandywine serves as the Fund’s sub-investment advisor. Brandywine is located at 1735 Market Street, 18th Floor, Philadelphia, Pennsylvania 19103. LMPFA and Brandywine are both wholly-owned subsidiaries of Legg Mason. Legg Mason is a global asset manager with independent investment subsidiaries. As such, investment advisers under common control with the Fund’s investment adviser and/or sub-investment advisors may from time to time invest client assets in third-party hedge funds or private funds that in turn may invest in the Fund.

Even if you plan to attend the Meeting, please sign, date and return a WHITE proxy card, or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you and which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded. If you require additional information, please call Innisfree, the Fund’s proxy solicitor. Shareholders call toll-free at (877) 750-8197; banks and brokers call collect (212) 750-5833.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no instructions are provided, shares represented by a properly executed proxy will be voted “FOR” the election of each Board Nominee, “FOR” the ratification of PwC as the independent registered public accountants, “AGAINST” the Self-Tender Offer/Liquidation Proposal and “AGAINST” the Bylaws Amendment Proposal. Stockholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Annual reports are sent to stockholders of record of the Fund following the Fund’s fiscal year end. Copies of annual and semi-annual reports of the Fund are also available on the Fund’s website at lmcef.com or on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at 620 Eighth Avenue, 49th Floor, New York, New York 10018 or by calling toll-free at 888-777-0102.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. A majority of the votes entitled to be cast at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by First Coast Results, Inc., the independent inspector of election appointed for the Meeting. The independent inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed and dated WHITE proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each of the Board Nominees, “FOR” the ratification of PwC as the independent registered public accountants, “AGAINST” the Self-Tender Offer/Liquidation Proposal and “AGAINST” the Bylaws Amendment Proposal, as applicable.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A signed and dated WHITE proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares “FOR” each of the Board Nominees, “FOR” the ratification of PwC as the independent registered public accountants, “AGAINST” the Self-Tender Offer/Liquidation Proposal and “AGAINST” the Bylaws Amendment Proposal, as applicable.

If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed and dated WHITE proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal will be deemed an instruction to vote such shares “FOR” each of the Board Nominees, “FOR” the ratification of PwC as the independent registered public accountants, “AGAINST” the Self-Tender Offer/Liquidation Proposal and “AGAINST” the Bylaws Amendment Proposal, as applicable.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, the persons named as proxies may vote your shares in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Required Vote

•

Two Directors are elected by a majority of the votes entitled to be cast by the holders of shares of the Fund’s Common Stock and Preferred Shares voting together as a single class at a Meeting at which a quorum is present. One Director is elected by a majority of the votes entitled to be cast by the holders of shares of the Fund’s Preferred Shares at a Meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes are votes entitled to be cast, and will therefore have the same effect as votes “against” the election of that Director.

•

With respect to the ratification of PwC as the independent registered public accountants, the affirmative vote of a majority of the votes cast by the stockholders of the Fund, at a Meeting at which a quorum is present, will decide the ratification of PwC as the independent registered public accountants. For purposes of the ratification of PwC as the independent registered public accountants, abstentions and broker non-votes, if any, will be counted as represented at the meeting and will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the ratification of auditors proposal.

•

With respect to the non-binding Self-Tender Offer/Liquidation Proposal, the affirmative vote of a majority of the votes cast by the stockholders of the Fund, at a Meeting at which a quorum is present, will decide the Self-Tender Offer/Liquidation Proposal. For purposes of the Self-Tender Offer/Liquidation Proposal, abstentions and broker non-votes, if any, will be counted as represented at the meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the Self-Tender Offer/Liquidation Proposal.

•

With respect to the non-binding Bylaws Amendment Proposal, the affirmative vote of a majority of the votes cast by the stockholders of the Fund, at a meeting at which a quorum is present, will decide the Bylaws Amendment Proposal. For purposes of the Bylaws Amendment Proposal, abstentions and broker non-votes, if any, will be counted as represented at the meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the Bylaws Amendment Proposal.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes, if any, will be treated as shares that are present but which have not been voted. If the necessary quorum to transact business or the vote required to elect each of the Board Nominees is not obtained at the Meeting, or, if in the discretion of the chairman of the Meeting, it is advisable to defer action on the election of the Board Nominees, the Self-Tender Offer/Liquidation Proposal, the Bylaws Amendment Proposal and/or the ratification of PwC as the independent registered public accountants, the chairman of the Meeting may adjourn the meeting with respect to one or more proposals, or the persons named as proxies may propose one or more adjournments of the Meeting, to permit further solicitation of proxies. The Meeting may be adjourned from time to time without further notice other than announcement at the Meeting at which the adjournment is taken. If the Meeting is adjourned for more than 120 days after the original record date for the Meeting, the Board will fix a new record date for such Meeting. Any proxy received by the Fund from a stockholder who was a stockholder of record on both the record date originally set for the Meeting and the new record date for such Meeting will remain in full force and effect unless explicitly revoked by the applicable stockholder. Alternatively, the Fund could postpone the Meeting with respect to one or more proposals. The persons named as proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Any proposal submitted to a vote at the Meeting may be voted on either in person or by authorized proxy.

Proposal No. 1: Election of Directors

In accordance with the Fund’s Charter, the Board is currently classified into three classes: Class I, Class II and Class III. The Directors serving in Class II (the “Board Nominees”) have terms expiring at the Meeting, and they have been nominated by the Board of Directors for election at the Meeting to serve for a term of three years (until the 2023 Annual Meeting of Stockholders), or until their successors have been duly elected and qualified or until they resign or are otherwise removed. The terms of office of the remaining Class I and Class III Directors expire at the year 2022 and 2021 Annual Meeting of Stockholders, respectively, or thereafter until their successors have been duly elected and qualified or until their death, resignation or they are otherwise removed. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

Under the terms of the Fund’s charter, the preferred stockholders are entitled as a class, to the exclusion of the common stockholders, to elect two Directors of the Fund (the “Preferred Share Directors”). Carol L. Colman and William R. Hutchinson have been designated as the Preferred Share Directors. The charter further provides that the remaining Directors shall be elected by holders of Common Stock and Preferred Shares, voting together as a single class.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of the nominees named below. Each of the nominees is currently a member of the Fund’s Board of Directors and has indicated that he or she will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in their discretion. Please do not return or vote any [color] proxy card you may receive.

Fund Performance

The Fund’s primary investment objective is high current income and its secondary objective is capital appreciation. The Board strongly believes that the current Directors, who have consistently demonstrated their ability to deliver value to stockholders, will be best to look out for your long-term interests. The Board Nominees are focused on creating sustainable value for ALL stockholders. Under the Board’s leadership, the Fund has generated competitive performance, both in absolute terms and relative to its broad-based Lipper peer group and benchmark index. The Board seeks to ensure that the Fund operates in a responsible manner to protect and advance the interests of ALL stockholders, and not just a select few whose interests may be in direct contrast to the Fund’s long-term objectives.

The Fund’s investment adviser regularly reports to the Board on the Fund’s performance and the Board and the investment adviser together have taken steps to achieve stockholders’ performance goals and the Fund’s investment objectives. Those efforts have produced positive results:

•	Calculated by NAV, the Fund has outperformed its benchmark over the 1-year, 3-year, 5-year, 7-year and since inception periods ended December 31, 2019.

•	Calculated by market price, the Fund has outperformed its benchmark over the 1-year, 3-year, 5-year, 7-year and since inception periods ended December 31, 2019.

•	Calculated by NAV, the Fund has outperformed the average of its Lipper peer group over the 1-year and 3-year periods ended December 31, 2019.

•	Calculated by market price, the Fund has outperformed the average of its Lipper peer group over the 1-year and 3-year periods ended December 31, 2019.

More information regarding the Fund’s performance is provided above in “Questions and Answers—Why does the Board recommend that I vote “FOR” the election of the Board Nominees on the WHITE proxy card?—The Fund Has Had Competitive Performance Under the Board’s Leadership.” Past performance is no guarantee of future results.

Dividend Increases, Share Repurchases and Currency Exposure Limit

The Fund has maintained a very attractive distribution rate since inception. As of December 31, 2019, the Fund’s yield was 6.65% based on market price and the Board has increased dividends twice over the past year.

In addition, the Fund has taken further action to address the market value discount of the shares relative to their net asset value. In fact, the Board is proactive in monitoring the level of the discount and balancing the Fund’s ability to achieve its investment objectives over the long term with the benefits of narrowing the difference between the market price of the shares and their net asset value. For example, the Fund has repurchased over $1 million in shares of the Fund. Furthermore, to reduce overall fund volatility and to help more effectively manage the distribution, the Fund initiated a soft guideline to limit foreign currency exposure to no greater than 50% of total Fund assets.

Market discounts are a closed-end fund industry-wide phenomenon and a characteristic the whole industry has encountered for years. As of [            ], 2020, approximately [    ]% of closed-end funds were trading at a discount. Notably, the Fund’s discount declined in 2019.

Fee Waiver

The Board has also taken steps to reduce Fund expenses in an effort to enhance stockholder value and make Fund shares more attractive to the market. Effective December 1, 2017, LMPFA agreed to voluntarily waive the Fund’s investment management fee by 0.10% until November 30, 2020.

The Activist Fund is seeking approval of its own slate, the Self-Tender Offer/Liquidation Proposal and the Bylaws Amendment Proposal. In contrast to the current Directors, the Activist Fund Individuals do not have any experience with the Fund and its service providers and may seek to advance the short-term goals of the investment firm that nominated them rather than the long-term goals of Fund stockholders. As a result, the Board has determined that the Board Nominees are best suited to serve as Directors.

THE BOARD URGES YOU TO DISCARD ANY [COLOR] PROXY CARD FROM THE ACTIVIST FUND.

Certain information concerning the Board Nominees and other Directors of the Fund is set forth in the following table.

Persons Nominated for Election as Directors

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Nominees to serve as Class II Directors until the 2023 Annual Meeting of Stockholders
NON-INTERESTED DIRECTOR NOMINEES

Nisha Kumar Birth year: 1970	Director and Member of Audit, Nominating, Compensation and Pricing and Valuation Committees	Since 2019	Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (since 2011); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009). Member of the Council on Foreign Relations.	23	Director of The India Fund, Inc. (since 2016); GB Flow Investment LLC; EDAC Technologies Corp.; Nordco Holdings, LLC; and SEKO Global Logistics Network, LLC; formerly, Director of Aberdeen Income Credit Strategies Fund (2017-2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)

William R. Hutchinson Birth year: 1942	Lead Independent Director and Member of Audit, Nominating, Compensation and Pricing and Valuation Committees	Since 2003	President, W.R. Hutchinson & Associates Inc. (consulting)	23	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc-Corp. (since 1994)

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR NOMINEE

Jane E. Trust, CFA* Born 1962	Chairman, President and Chief Executive Officer	Since 2015	Senior Managing Director of Legg Mason & Co. (since 2018); formerly, Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 141 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015). Formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).	132	None

The following table provides information concerning the remaining Directors of the Fund: Class I Directors serving until the 2022 Annual Meeting of Stockholders
NON-INTERESTED DIRECTORS

Carol L. Colman, CFA Birth year: 1946	Director and Member of Audit, Nominating and Compensation Committees and Chair of Pricing and Valuation Committee	Since 2003	President, Colman Consulting Co.	23	None

Daniel P. Cronin Birth year: 1946	Director and Member of Audit, Compensation and Pricing and Valuation Committees and Chair of Nominating Committee	Since 2003	Retired; formerly, Associate General Counsel, Pfizer, Inc.	23	None

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director

Paolo M. Cucchi Birth year: 1941	Director and Member of Audit, Nominating and Pricing and Valuation Committees and Chair of Compensation Committee	Since 2007	Emeritus Professor of French and Italian at Drew University (since 2014); formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009); Professor of French and Italian at Drew University (2009 to 2014)	23	None

Class III Directors serving until the 2021 Annual Meeting of Stockholders
NON-INTERESTED DIRECTORS

Eileen A. Kamerick Birth year: 1958	Director and Member of Nominating, Compensation and Pricing and Valuation Committees and Chair of Audit Committee	Since 2013	National Association of Corporate Directors Board Leadership Fellow (since 2016) and financial expert; Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)	23	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director

Robert D. Agdern Birth year: 1950	Director and Member of Nominating, Audit, Compensation, Pricing and Valuation Committees and Compliance Liaison	Since 2015	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).	23	None

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Chairman of the Fund, Legg Mason & Co. LLC (“Legg Mason & Co.”) 620 Eighth Avenue, 49th Floor, New York, NY 10018.

*	Ms. Trust is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), because she is an officer of LMPFA and certain of its affiliates.

**	The term “Fund Complex” means two or more registered investment companies that:

(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Each of the Directors has served as a director of the Fund as indicated in the table above. The Directors were selected to join the Board based upon the following as to each Board Member: his or her character and integrity; such person’s service as a board member of other funds in the Legg Mason fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Ms. Trust, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Ms. Trust, her role with Legg Mason. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another financial services company; Ms. Kamerick, experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company; Ms. Kumar, financial and accounting experience as the CFO of other companies and experience as a board member of private equity funds; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2019:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS
Robert D. Agdern	A	D
Carol L. Colman, CFA	A	E
Daniel P. Cronin	C	E
Paolo M. Cucchi	A	C
William R. Hutchinson	A	E
Eileen A. Kamerick	C	E
Nisha Kumar	A	A
INTERESTED DIRECTOR
Jane E. Trust, CFA	A	E

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.

(2)

The term, “Family of Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

At December 31, 2019, the nominees, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund’s Common Stock and Preferred Shares.

No Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund’s knowledge, had any interest in the Fund’s investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2019.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended October 31, 2019 and the total compensation paid to each Director during the calendar year ended December 31, 2019. The Directors listed below are members of the Fund’s Audit, Nominating, Compensation and Pricing and Valuation Committees, as well as committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended October 31, 2019 by the Fund to Ms. Trust who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Period Ended 10/31/19 ($)	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/19 ($)
Directorships(2)
Robert D. Agdern	[ ]	[ ]
Carol L. Colman, CFA	[ ]	[ ]
Daniel P. Cronin	[ ]	[ ]
Paolo M. Cucchi	[ ]	[ ]
Leslie H. Gelb(3)	[ ]	[ ]
William R. Hutchinson	[ ]	[ ]
Eileen A. Kamerick	[ ]	[ ]
Nisha Kumar(4)	[ ]	[ ]
Dr. Riordan Roett(3)	[ ]	[ ]

(1)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	Each Director currently holds 23 investment company directorships within this Fund Complex.

(3)	Messrs. Gelb and Roett retired from the Board of Directors, effective December 31, 2018.

(4)	Effective January 1, 2019, Ms. Kumar became a Director.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of the Fund. The Directors oversee the Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers including LMPFA, Brandywine, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent auditors and with their own separate independent counsel.

The Directors review the Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee and Corporate Governance and Nominating Committee (the “Nominating Committee”), Compensation Committee and Pricing and Valuation Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended October 31, 2019, the Board of Directors held four regular meetings and one special meeting. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

Each of the Audit Committee, the Nominating Committee, Compensation Committee and the Pricing and Valuation Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, LMPFA, Brandywine within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of eight directors, seven of whom are Independent Directors. Jane E. Trust serves as Chairman of the Board. Ms. Trust is an “interested person” of the Fund. The appointment of Ms. Trust as Chairman reflects the Board’s belief that her experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities and, with her access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings. Mr. Hutchinson serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Fund’s management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Directors (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including Brandywine, the Fund’s subadviser, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund’s Audit Committee is composed entirely of all of the Independent Directors: Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin, Cucchi and Hutchinson. Ms. Kamerick serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm. This Committee met five times during the fiscal year ended October 31, 2019. The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

Nominating Committee

The Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is composed of all of the Independent Directors: Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin, Cucchi and Hutchinson. Mr. Cronin serves as the Chair of the

Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met four times during the fiscal year ended October 31, 2019. The Nominating Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Pricing and Valuation Committee

The Fund’s Pricing and Valuation Committee is composed of all of the Independent Directors. The members of the Pricing and Valuation Committee are Mses. Colman, Kamerick and Kumar and Messrs. Agdern,

Cronin, Cucchi and Hutchinson. Ms. Colman serves as Chair of the Fund’s Pricing and Valuation Committee. The principal function of the Pricing and Valuation Committee is to assist the Board with its oversight of the process for valuing portfolio securities in light of applicable law, regulatory guidance and applicable policies and procedures adopted by the Fund. The Pricing and Valuation Committee met four times during the fiscal year ended October 31, 2019.

Compensation Committee

The Fund’s Compensation Committee is composed of all of the Independent Directors. The members of the Compensation Committee are Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin, Cucchi and Hutchinson. Mr. Cucchi serves as Chair of the Fund’s Compensation Committee. The principal function of the Compensation Committee is to recommend the appropriate compensation of the Independent Directors for their service on the Board and the committees of the Board. The Compensation Committee met once during the fiscal year ended October 31, 2019. The Compensation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

Risk Oversight

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and LMPFA to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the LMPFA regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting.

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Officers

The Fund’s executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. Officers of the Fund receive no compensation from the Fund although they may be reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings. In addition to Ms. Trust, the Fund’s Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years

Todd F. Kuehl Legg Mason & Co. 100 International Drive 9th Floor Baltimore, MD 21202 Birth year: 1969	Chief Compliance Officer	Since 2017	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason & Co. 100 First Stamford Place, Stamford, CT 06902 Birth year: 1978	Identity Theft Prevention Officer	Since 2015	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011- 2013)

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of U.S. Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 - 2004)

Thomas C. Mandia Legg Mason & Co. 100 First Stamford Place 6th Floor Stamford, CT 06902 Birth year: 1962	Assistant Secretary	Since 2006	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013)

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years

Jeanne M. Kelly Legg Mason & Co. 620 Eighth Avenue 49th Floor New York, NY 10018 Birth year: 1951	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

Christopher Berarducci(1) Legg Mason & Co. 620 Eighth Avenue 49th Floor New York, NY 10018 Birth year: 1974	Treasurer and Principal Financial Officer	Since 2019	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015)

(1)	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers and persons who own more than 10% of the Fund’s Common Stock, as well as LMPFA and certain of its affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, Inc. (“NYSE”). Such persons and entities are required by SEC regulations to furnish the Fund with copies of all such filings. [Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended October 31, 2019, all such filing requirements were met with respect to the Fund.]

Proposal No. 2: Selection of the Independent Public Accountants

PwC, independent registered public accountants, has been selected by the Audit Committee and the Board to examine the Fund’s financial statements for the fiscal year ending October 31, 2020. A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2018 and October 31, 2019 for professional services rendered by PwC for the audit of the Fund’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements were $54,290 in October 31, 2018 and $56,790 in October 31, 2019.

Audit-Related Fees. The aggregate fees billed by PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended October 31, 2018 and October 31, 2019 were $6,427 and $0, respectively.

In addition, there were no Audit Related Fees billed in the fiscal years ended October 31, 2018 and October 31, 2019 for assurance and related services by PwC to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the “Service Affiliates”), that were related to the operations and financial reporting of the Fund.

Tax Fees. The aggregate fees billed by PwC for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to the Fund for the fiscal years ended October 31, 2018 and October 31, 2019 were $0 and $0, respectively.

There were no fees billed by PwC to the Service Affiliates for tax services for the fiscal years ended October 31, 2018 and October 31, 2019 that were required to be approved by the Fund’s Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by PwC to the Fund for the fiscal years ended October 31, 2018 and October 31, 2019.

There were no other non-audit services rendered by PwC to the Service Affiliates in the fiscal years ended October 31, 2018 and October 31, 2019.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

The Audit Committee approved 100% of the Audit Related Fees, Tax Fees and Other Fees, if any, for each of the fiscal years ended October 31, 2018 and October 31, 2019.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee

Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, LMPFA and any Service Affiliates constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) LMPFA and (c) any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining PwC’s independence. All services provided by PwC to the Fund or to the Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

The aggregate non-audit fees billed by PwC for non-audit services rendered to the Fund and Service Affiliates for the fiscal years ended October 31, 2018 and October 31, 2019 were $678,000 and $338,663, respectively.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF PWC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS TO EXAMINE THE FUND’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING OCTOBER 31, 2020 USING THE WHITE PROXY CARD.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on December 18, 2019, the Audit Committee reports that it has: (i) reviewed and discussed the Fund’s audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114, which supersedes SAS No. 61, as amended, as adopted by the Public Company Accounting Oversight Board; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by the standards of the Public Company Accounting Oversight Board, and discussed with PwC the independent registered public accounting firm’s independence.

Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund’s independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended October 31, 2019.

Submitted by the Audit Committee of the Fund’s Board of Directors

Robert D. Agdern

Carol L. Colman, CFA

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

December 18, 2019

Proposal No. 3: Non-Binding Self-Tender Offer/Liquidation Proposal

A stockholder of the Fund, Special Opportunities Fund, Inc., through its investment adviser, has informed the Fund that it intends to submit a proposal at the meeting. This proposal is non-binding and requests that the Board take certain actions if approved by stockholders.

FOR THE REASONS DISCUSSED BELOW, THE BOARD STRONGLY SUPPORTS ITS EXISTING STRUCTURE AND THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE SELF-TENDER OFFER/LIQUIDATION PROPOSAL ON THE WHITE PROXY CARD.

The text of the Self-Tender Offer/Liquidation Proposal, for which the Fund accepts no responsibility, is included below as submitted by the Activist Fund. A brief explanation of the reasons the Board recommends “AGAINST” this proposal follows immediately after the proposal.

NON-BINDING PROPOSAL BY THE ACTIVIST FUND

“RESOLVED: The shareholders of BrandywineGLOBAL – Global Income Opportunities Fund Inc. (the Fund) request that the Board of Directors authorize a self-tender offer for all outstanding common shares of the Fund at or close to net asset value (NAV). If more than 50% of the Fund’s outstanding common shares are submitted for tender, the tender offer should be cancelled and the Fund should be liquidated or converted into an exchange traded fund (ETF) or an open-end mutual fund.”

SUPPORTING STATEMENT OF THE SELF-TENDER OFFER/LIQUIDATION PROPOSAL

Over the past five years, the Fund’s common stock has traded at an average discount of more than 14% to NAV and the discount is currently greater than 15%, one of the widest discounts in the closed-end fund universe.

We think the Board of Directors should authorize a self-tender offer for the Fund’s common shares at or close to NAV to afford shareholders an opportunity to receive a price closer to NAV for their shares. If a majority of the Fund’s outstanding common shares are tendered, that would demonstrate that there is insufficient shareholder support for continuing the Fund in its closed-end format. In that case, the tender offer should be cancelled and the Fund should be liquidated or converted into an ETF or an open-end mutual fund.

If you agree that it is time to address the Fund’s persistent double-digit discount, please vote for this (non-binding) proposal.

OPPOSING STATEMENT BY THE BOARD

After careful and thoughtful consideration, the Board, including the Independent Directors, has unanimously determined that the Self-Tender Offer/Liquidation Proposal is not in the best interests of the Fund or its stockholders. Accordingly, the Board recommends that you vote “AGAINST” the Self-Tender Offer/Liquidation Proposal by submitting the WHITE proxy card. Please do not return or vote any [color] proxy card you may receive from the Activist Fund.

The Board believes that it is in your best interests for the Fund to retain its current asset base and to continue to benefit from a closed-end fund structure. Under the Self-Tender Offer/Liquidation Proposal, the Fund would not be able to provide the same benefits to stockholders if forced to conduct a tender offer for all of the Fund’s shares, followed by a possible liquidation or conversion into an open-end mutual fund. Moreover, the Board believes it has taken thoughtful and measured actions to achieve an appropriate balance between satisfying stockholders’ interests in liquidity with their interests in current income and capital appreciation.

The Fund Has Had Competitive Performance. The Board and the investment adviser together have taken steps to achieve stockholders’ performance goals and the Fund’s long-term investment objectives. Those efforts have produced positive results:

•	As of December 31, 2019, the Fund’s yield was 6.65% based on market price and the Board has increased dividends twice over the past year.

•	Calculated by NAV, the Fund has outperformed its benchmark over the 1-year, 3-year, 5-year, 7-year and since inception periods ended December 31, 2019.

•	Calculated by market price, the Fund has outperformed its benchmark over the 1-year, 3-year, 5-year, 7-year and since inception periods ended December 31, 2019.

•	Calculated by NAV, the Fund has outperformed the average of its Lipper peer group over the 1-year and 3-year periods ended December 31, 2019.

•	Calculated by market price, the Fund has outperformed the average of its Lipper peer group over the 1-year and 3-year periods ended December 31, 2019.

The Fund’s investment adviser in consultation with the Board made several adjustments in response to changing market conditions over the trailing year ending December 31, 2019. In addition to finding compelling income opportunities globally, throughout much of the period the Fund maintained a significant allocation to high-quality government bonds in light of slowing global growth, trade concerns and fiscal policy. Over the past year, core allocations in the Fund included: high-real yielding bonds in select emerging markets (which increased by year-end), U.S. dollar denominated corporate debt (which increased by year-end) and high-quality sovereign duration (which decreased by year-end). The Fund was predominately hedged to U.S. dollars in 2019, although foreign currency exposure marginally increased by year-end. The Fund used U.S. Treasury futures to help manage its bond exposure and credit default swaps to help manage its high-yield credit exposure. These factors contributed to the Fund’s performance over the past year:

TOTAL RETURNS† BASED ON NET ASSET VALUE (as of December 31, 2019)

Name	1-Year	3-Year	5-Year	7-Year	Since Inception
BrandywineGLOBAL – Global Income Opportunities Fund Inc.*	21.93%	8.26%	2.38%	2.07%	4.27%
Benchmark Index
Bloomberg Barclays Global Aggregate Index	6.84%	4.27%	2.31%	1.34%	1.69%
The Lipper Global Income Closed-End Funds Category Average	13.29%	7.53%	5.65%	4.48%	8.56%

TOTAL RETURNS† BASED ON MARKET PRICE (as of December 31, 2019)

Name	1-Year	3-Year	5-Year	7-Year	Since Inception
BrandywineGLOBAL – Global Income Opportunities Fund Inc.**	30.58%	10.36%	3.77%	2.51%	3.04%
Benchmark Index
Bloomberg Barclays Global Aggregate Index	6.84%	4.27%	2.31%	1.34%	1.69%
The Lipper Global Income Closed-End Funds Category Average	21.79%	10.03%	8.04%	4.81%	7.64%

†

Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

*	Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

**	Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s dividend reinvestment plan.

The Bloomberg Barclays Global Aggregate Index is an index compromised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

Past performance is no guarantee of future results.

Liquidating the Fund Would Completely Eliminate the Fund as a Long-Term Investment Option. The Fund is meant for long-term investors seeking current income and capital appreciation. In addition to the Fund’s investment objectives and strategies, the Fund also features other important aspects that the Board believes is valuable to stockholders, such as the Fund’s regular distributions and above-average distribution rate. Liquidating the Fund would eliminate any possibility that these features, and in turn, the Fund’s role as a component of stockholders’ broader investment portfolios, would continue. Liquidation is also a lengthy and costly process with many of the same disadvantages detailed below relating to a tender offer. The Board does not believe that terminating the Fund would be in the best interests of the Fund or its stockholders. Both Management and the Board believe in the long-term prospects for the Fund’s investments, and that the actions discussed further above are intended to address the Fund’s discount without the possible negative effects often associated with a liquidation, tender offer or conversion to an open-end mutual fund.

Reduction in the Fund’s Size Would Be Harmful. The Self-Tender Offer/Liquidation Proposal could result in a large reduction in the size of the Fund, which would likely result in increased costs per share to the remaining stockholders and significantly diminish the Fund’s ability to operate efficiently in pursuit of its stated investment objectives. If the Self-Tender Offer/Liquidation Proposal were implemented, such implementation would potentially force the Fund to sell securities at an inopportune time and cause the Fund to incur costs in connection with such sales that it would not have otherwise incurred. A tender offer could pressure the Fund to quickly sell a large portion of its portfolio and the Fund might be forced to sell securities for lower prices than if it were able to sell those securities, at a time of its choosing, over a longer period of time. In addition, if the Fund realizes gains when selling securities to fund a tender offer, stockholders who tender their shares and stockholders who remain in the Fund may receive a taxable distribution and the Fund would experience a further reduction in assets. Remaining Fund stockholders post-tender would likely suffer from a substantially reduced asset base, a higher expense ratio, lower dividends and the costs of the tender offer, decreased liquidity in their shares and would potentially receive a taxable distribution (further reducing Fund assets) due to the realization of capital gains. High expenses could reduce returns, put the Fund at a disadvantage to its peers and potentially cause the Fund to trade at substantial discounts in the future. The Board and Management believe that it would be much more difficult for the Fund to meet its investment objectives and maintain its current attractive yield after being so severely diminished in size.

The Self-Tender Offer/Liquidation Proposal Would Result in Substantial and Potentially Duplicative Costs. If implemented, the Self-Tender Offer/Liquidation Proposal would cause the Fund to bear significant costs. The Self-Tender Offer/Liquidation Proposal potentially requires two distinct actions that would be costly to implement in the manner suggested by the Activist Fund. First, the Self-Tender Offer/Liquidation Proposal would have the Board authorize a tender offer. If more than 50% of the Fund’s shares are tendered, the Activist Fund suggests canceling the relevant tender offer, at a time when nearly all of the costs of a tender offer would have already been incurred, and either liquidating or converting the Fund to an open-end mutual fund or an ETF. The liquidation of the Fund or its conversion into an open-end mutual fund (or ETF) cannot occur without

(i) the approval of the Board; (ii) a separate mailing of a proxy statement to the Fund’s stockholders that explains the details of the proposed transaction; and (iii) a separate vote of the Fund’s stockholders approving the transaction, and the expense incurred in taking these actions. Therefore, the Fund would also then incur the additional expenses of holding a stockholder meeting, printing and mailing materials, and soliciting stockholders in connection with such meeting.

Reduction in the Fund’s Assets Negatively Impacts Its Use of Leverage. Because the Self-Tender Offer/Liquidation Proposal would likely require the Fund to sell substantial amounts of portfolio securities, it would also likely require the Fund to reduce its leverage and potentially reduce the Fund’s earnings. The Fund currently has outstanding mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $60 million. In addition, the Fund has a credit facility with Pershing LLC (“Pershing”) pursuant to which the Fund may borrow up to $200 million (the “Credit Agreement”). As of [ ], 2020, the Fund has $90 million of borrowings outstanding. Approval of the Self-Tender Offer/Liquidation Proposal would negatively impact the Fund’s ability to maintain its current amount of leverage. As required by the 1940 Act and in accordance with the terms of the Fund’s leverage arrangements, if the Fund’s assets were to drop below certain levels relative to the amount of its outstanding leverage, it would be required to reduce the amount of its leverage. Accordingly, if the Fund implemented the tender offer described in the Self-Tender Offer/Liquidation Proposal and a significant number of its shares were tendered, its assets would drop and the Fund would be required to prepay or repurchase all or a portion of its outstanding MRPS and/or prepay all or a portion of its borrowings under the Credit Agreement. Doing so would require the Fund to sell more portfolio holdings to raise proceeds to repurchase the preferred shares or pay amounts owed under the Credit Agreement, resulting in an additional drop in assets, additional transactional expenses and potential incurrence of taxable capital gains. The Fund would also need to distribute any net realized capital gains under the federal tax code. A complete or partial de-lever by the Fund also would deprive the Fund of additional assets to invest in pursuit of its stated objectives and may result in a reduction the Fund’s earnings.

Would Benefit Short-Term Arbitrageurs to the Detriment of Longer-Term Stockholders. The Board believes that a tender offer for all of the Fund’s assets is not in the best interests of long-term stockholders of the Fund. A large tender offer would primarily benefit short-term stockholders, including the Activist Fund, seeking to capitalize on the discount at which many closed-end funds, including the Fund, generally trade, to the detriment of longer-term stockholders. The announcement of an intention to conduct a large tender offer may also attract arbitrageurs who would purchase shares for the sole purpose of tendering all of those shares, realizing a short-term trading profit and hoping to trigger the liquidation of the Fund so as to realize additional short-term profit on the return of NAV upon liquidation. The Fund’s market discount, which is a closed-end fund industry-wide phenomenon and not unique to the Fund, has declined in 2019.

Benefits of Closed-End Fund Structure. Management believes that there are certain benefits to the closed-end fund structure and that it is in the Fund’s best interest to retain this structure and not convert to an open-end mutual fund or ETF. Closed-end funds are unlike open-end funds in certain key ways. Because closed-end funds are not subject to daily cash flows, portfolio managers are not burdened by non-investment considerations, such as continuous sales or redemptions of shares and the need to manage a fund’s portfolio accordingly, which can act as a constraint on longer-term performance. Open-end funds must seek to maintain cash reserves to satisfy daily redemptions in amounts that cannot be anticipated and may occur at inopportune times, such as in down markets. Additionally, closed-end funds are able to borrow funds under a credit facility and also issue preferred shares and use such proceeds for leverage. If the Fund were to convert to an open-end mutual fund or ETF it would be required to redeem its MRPS and substantially de-lever. As noted above, this process could have a negative impact on the Fund’s investment program and reduce its earnings. If the Fund were to convert to an open-end mutual fund or ETF, liquidity concerns and regulatory requirements would limit the portion of the Fund’s assets that could be invested in illiquid securities that could be highly attractive from a portfolio management and investment standpoint. This shift to more liquid investments could lower the Fund’s yield, which would likely result in decreased quarterly distributions to shareholders. Moreover, long-term stockholders could find that their money was invested in an entity with many characteristics different from—and possibly less attractive than—the one in which they had purchased shares.

The Activist Fund invests in closed-end funds and has a history of submitting proposals and later withdrawing them once funds agree to conduct one or more tender offers, open-end fund conversions or other liquidity events. The Board believes the Activist Fund does this to benefit its own closed-end funds, and not to benefit the shareholders of the closed-end funds in which it invests. The Board believes that the Activist Fund’s actions are harmful to long-term stockholders in the Fund. For example, funds that take these types of actions in response to activists may be left with significantly less assets and higher expenses and fees, and the remaining stockholders in these funds may see their distributions reduced.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE SELF-TENDER OFFER/LIQUIDATION PROPOSAL USING THE WHITE PROXY CARD.

Proposal No. 4: Non-Binding Bylaws Amendment Proposal

A stockholder of the Fund, the Activist Fund, has informed the Fund that it intends to submit a proposal at the meeting. This proposal is non-binding and requests that the Board take certain actions if approved by stockholders.

FOR THE REASONS DISCUSSED BELOW, THE BOARD STRONGLY SUPPORTS ITS EXISTING STRUCTURE AND THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE BYLAWS AMENDMENT PROPOSAL ON THE PROXY CARD.

The text of the Bylaws Amendment Proposal, for which the Fund accepts no responsibility, is included below as submitted by the Activist Fund. A brief explanation of the reasons the Board recommends “AGAINST” this proposal follows immediately after the proposal.

NON-BINDING PROPOSAL BY THE ACTIVIST FUND

“The Board should amend the bylaws to provide that in a contested election, a majority of the votes cast in the election of directors shall be required to elect a director. The purpose of this proposal is to minimize the possibility of having a failed election and holdover directors.”

OPPOSING STATEMENT BY THE BOARD

After careful and thoughtful consideration, the Board, including the Independent Directors, has unanimously determined that the Bylaws Amendment Proposal is not in the best interests of the Fund or its stockholders. Accordingly, the Board recommends that you vote “AGAINST” the Bylaws Amendment Proposal by submitting the WHITE proxy card. Please do not return or vote any [color] proxy card you may receive from the Activist Fund.

The Fund’s bylaws, in accordance with the Maryland General Corporation Law, state that a majority of the votes entitled to be cast in the election of Directors shall be required to elect a Director. The Board believes that such a voting standard for contested director elections is appropriate to ensure that long-term stockholders, which make up the majority of votes for the Fund, are fully represented.

The Board’s oversight of the Fund is vitally important, and results in a need for the Board to be fully representative of as broad a group of Fund stockholders as is feasible. The current voting standards achieve this goal by ensuring that only the action by a clear majority of all Fund stockholders, all of whom are impacted by any such election, will suffice to elect Fund directors. The Fund’s bylaws also mandate this standard for uncontested elections.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE BYLAWS AMENDMENT PROPOSAL USING THE WHITE PROXY CARD.

Board Recommendation and Required Vote

With respect to the proposal to elect the Board Nominees, Mses. Kumar and Trust are elected by a majority of the votes entitled to be cast by the holders of shares of the Fund’s Common Stock and Preferred Shares voting together as a single class at a meeting at which a quorum is present, and Mr. Hutchinson is elected by a majority of the votes entitled to be cast by the holders of the Fund’s Preferred Shares at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes are votes entitled to be cast, and will therefore have the same effect as votes “against” the election of that Director.

With respect to the proposal to the ratification of PwC as the independent registered public accountants, the affirmative vote of a majority of the votes cast by the stockholders of the Fund, at a meeting at which a quorum is present, will decide the ratification of PwC as the independent registered public accountants. For purposes of the ratification of PwC as the independent registered public accountants, abstentions and broker non-votes, if any, will be counted as represented at the meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the ratification proposal.

With respect to the non-binding Self-Tender Offer/Liquidation Proposal, the affirmative vote of a majority of the votes cast by the stockholders of the Fund, at a meeting at which a quorum is present, will decide the Self-Tender Offer/Liquidation Proposal. For purposes of the Self-Tender Offer/Liquidation Proposal, abstentions and broker non-votes, if any, will be counted as represented at the meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the Self-Tender Offer/Liquidation Proposal.

With respect to the non-binding Bylaws Amendment Proposal, the affirmative vote of a majority of the votes cast by the stockholders of the Fund, at a meeting at which a quorum is present, will decide the Bylaws Amendment Proposal. For purposes of the Bylaws Amendment Proposal, abstentions and broker non-votes, if any, will be counted as represented at the meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the Bylaws Amendment proposal.

The Board, including the Independent Directors, unanimously recommends that stockholders of the Fund vote “FOR” each of the Board Nominees, “FOR” the ratification of the selection of PwC as the independent registered public accountants, “AGAINST” the Self-Tender Offer/Liquidation Proposal and “AGAINST” the Bylaws Amendment Proposal by submitting the WHITE proxy card.

5% Beneficial Ownership

At [                    ], to the knowledge of management, the registered stockholders owned of record or owned beneficially more than 5% of the Fund’s capital stock outstanding is noted in the table below. As of the close of business on [                    ], Cede & Co., a nominee for participants in the Depository Trust Company, held of record [        ] shares, equal to approximately [99]% of the Fund’s outstanding shares, including the shares shown below.

Number of Shares	Percent	Name	Address
2,721,981	12.97%(1)	RiverNorth Capital Management, LLC	325 N. LaSalle Street Suite 645 Chicago, IL 60654-7030

2,101,387	10.01%(2)	Wells Fargo & Company	420 Montgomery Street San Francisco, CA 94163

1,93,968	5.69%(3)	First Trust Portfolios L.P. and its affiliates	120 East Liberty Drive Suite 400 Wheaton, IL 60187

1,036,659	4.94%(4)	Bulldog Investors, LLC and its affiliates	Park 80 West-Plaza Two, 250 Pehle Ave., Suite 708, Saddle Brook, NJ 07663

(1)	Based upon information obtained from Schedule 13G filed with the SEC on February 14, 2019.

(2)	Based upon information obtained from Schedule 13G/A filed with the SEC on February 11, 2019.

(3)	Based upon information obtained from Schedule 13G/A filed with the SEC on January 18, 2019.

(4)	Based upon information obtained from Schedule 13D filed with the SEC on September 30, 2019.

Submission of Stockholder Proposals and Other Stockholder Communications

All proposals by stockholders of the Fund that are intended to be presented at the 2021 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than [            ], 2020. Any stockholder who desires to bring a proposal at the 2021 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to do Legg Mason, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) during the period from [            ], 2020 to [            ], 2020. However, if the Fund’s 2021 Annual Meeting of Stockholders is held earlier than [            ], 2021 or later than [            ], 2021, such written notice must be delivered to the Secretary of the Fund no earlier than 150 days before the date of the 2021 Annual Meeting of Stockholders and no later than the later of 120 days prior to the date of the 2021 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2021 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund’s Audit Committee Chair may be contacted at:

BrandywineGLOBAL – Global Income Opportunities Fund Inc.

Audit Committee Chair

c/o David M. Leahy, Esq.

Sullivan & Worcester LLP

1666 K Street NW #700

Washington, DC 20006

A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 100 First Stamford Place, 6th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Expenses of Proxy Solicitation

The costs in connection with this solicitation of proxies will be borne by the Fund. These costs, excluding the cost of advisory services disclosed above, are expected to be approximately $[    ]. Proxies may also be solicited in-person by officers of the Fund and by regular employees of LMPFA or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

By Order of the Board of Directors,

Robert I. Frenkel

Secretary

[            ], 2020

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. EVEN IF YOU PLAN TO ATTEND THE MEETING AND VOTE IN PERSON, WE URGE STOCKHOLDERS TO PROMPTLY VOTE BY PHONE OR INTERNET FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD OR TO COMPLETE, SIGN, DATE AND RETURN THE WHITE PROXY CARD BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED.

PLEASE VOTE TODAY!
FOR THREE EASY WAYS TO VOTE.
6TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED6
PRELIMINARY—SUBJECT TO COMPLETION
BRANDYWINEGLOBAL-GLOBAL INCOME OPPORTUNITIES FUND INC. Annual Meeting of Stockholders [•], 2020 at [•] This proxy is solicited by the Board of Directors
W The stockholder(s) hereby appoints Jane E. Trust, Robert I. Frenkel, Thomas C. Mandia, George P. Hoyt, Angela Velez, Tara Gormel, Todd Lebo, Jeanne Kelly and Marc De Oliveira and each of
H
them, as proxies with the power of substitution, and hereby authorizes them to represent and to I vote, as designated on the reverse side of this ballot, all of the shares of preferred stock of T BRANDYWINEGLOBAL-GLOBAL INCOME OPPORTUNITIES FUND INC. that the stockholder(s) E is/are entitled to vote at the Annual Meeting of Stockholders to be held at [•], [•] time on [•], 2020 at [•] or at any adjournment or postponement thereof, with all powers which the undersigned P would possess if present at the Annual Meeting.
R This proxy, when properly executed, will be voted in the manner directed herein. If no such O direction is made, this proxy will be voted in accordance with the Board of Director’s X recommendations. The Board of Directors recommends you vote “FOR” each Director in Proposal 1, “FOR” Proposal 2, “AGAINST” Proposal 3, and “AGAINST” Proposal 4.
Y
YOUR VOTE IS VERY IMPORTANT — PLEASE VOTE TODAY
(Continued and to be marked, dated and signed on the other side)

YOUR VOTE IS IMPORTANT
Please take a moment now to vote your shares of BrandywineGLOBAL-Global Income Opportunities Fund Inc. Preferred Stock for the upcoming Annual Meeting of Stockholders.
YOU CAN VOTE TODAY IN ONE OF THREE WAYS:
1. Vote by Telephone – Call toll-free from the U.S. or Canada at 1-866-[•] on a touch-tone telephone. If outside the U.S. or Canada, call 1-646-[•]. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.
OR
2. Vote by Internet – Please access https://www.proxyvotenow.com/[•] and follow the simple instructions provided. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.
CONTROL NUMBER:
You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had signed and mailed a proxy card.
OR
3. Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: BrandywineGLOBAL-Global Income Opportunities Fund Inc. c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.
6TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED6
Please mark X vote as in this sample
The Board unanimously recommends that you vote “FOR” each Director in Proposal 1, “FOR” Proposal 2, “AGAINST” Proposal 3, and “AGAINST” Proposal 4.
1. A proposal to elect two Class II Directors by the holders of Common 2. To ratify the selection of PricewaterhouseCoopers LLP FOR AGAINST ABSTAIN Stock and Preferred Shares, voting together as a single class, to the (“PwC”) as independent registered public accountants of Fund’s Board of Directors (the “Board”) and one Class II Director to be the Fund for the fiscal year ended October 31, 2020. elected by the holders of Preferred Shares to the Fund’s Board. FOR AGAINST ABSTAIN
3. A non-binding proposal put forth by an affiliate of Bulldog FOR AGAINST ABSTAIN Investors, LLC regarding a self-tender offer, if properly A. William R. Hutchinson* presented before the Meeting.
4. A non-binding proposal put forth by an affiliate of Bulldog FOR AGAINST ABSTAIN
B. Nisha Kumar
Investors, LLC regarding an amendment to the bylaws, if C. Jane E. Trust, CFA properly presented before the Meeting.
* Preferred Share Director To transact such other business that may properly come before the meeting or any adjournment thereof.
Date:, 2020 Signature Signature Joint Owners
Title
NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE VOTE TODAY!
SEE REVERSE SIDE
FOR THREE EASY WAYS TO VOTE.
6TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED6
PRELIMINARY—SUBJECT TO COMPLETION
BRANDYWINEGLOBAL-GLOBAL INCOME OPPORTUNITIES FUND INC. Annual Meeting of Stockholders [•] 2020 at [•] This proxy is solicited by the Board of Directors
W The stockholder(s) hereby appoints Jane E. Trust, Robert I. Frenkel, Thomas C. Mandia, George P. Hoyt, Angela Velez, Tara Gormel, Todd Lebo, Jeanne Kelly and Marc De Oliveira and each of
H
them, as proxies with the power of substitution, and hereby authorizes them to represent and to I vote, as designated on the reverse side of this ballot, all of the shares of common stock of T BRANDYWINEGLOBAL-GLOBAL INCOME OPPORTUNITIES FUND INC. that the stockholder(s) E is/are entitled to vote at the Annual Meeting of Stockholders to be held at [•], [•] time on [•] 2020 at [•] or at any adjournment or postponement thereof, with all powers which the undersigned P would possess if present at the Annual Meeting.
R This proxy, when properly executed, will be voted in the manner directed herein. If no such O direction is made, this proxy will be voted in accordance with the Board of Director’s X recommendations. The Board of Directors recommends you vote “FOR” each Director in Proposal 1, “FOR” Proposal 2, “AGAINST” Proposal 3, and “AGAINST” Proposal 4.
Y
YOUR VOTE IS VERY IMPORTANT — PLEASE VOTE TODAY
(Continued and to be marked, dated and signed on the other side)

YOUR VOTE IS IMPORTANT
Please take a moment now to vote your shares of BrandywineGLOBAL-Global Income Opportunities Fund Inc. Common Stock for the upcoming Annual Meeting of Stockholders.
YOU CAN VOTE TODAY IN ONE OF THREE WAYS:
1. Vote by Telephone – Call toll-free from the U.S. or Canada at 1-866-[•] on a touch-tone telephone. If outside the U.S. or Canada, call 1-646-[•]. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.
OR
2. Vote by Internet – Please access https://www.proxyvotenow.com/[•] and follow the simple instructions provided. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.
CONTROL NUMBER:
You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had signed and mailed a proxy card.
OR
3. Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: BrandywineGLOBAL-Global Income Opportunities Fund Inc. c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.
6TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED6
Please mark X vote as in this sample
The Board unanimously recommends that you vote “FOR” each Director in Proposal 1, “FOR” Proposal 2, “AGAINST” Proposal 3, and “AGAINST” Proposal 4.
1. A proposal to elect two Class II Directors by the holders of Common 2. To ratify the selection of PricewaterhouseCoopers LLP FOR AGAINST ABSTAIN Stock and Preferred Shares, voting together as a single class, to the (“PwC”) as independent registered public accountants of Fund’s Board of Directors (the “Board”). FOR AGAINST ABSTAIN the Fund for the fiscal year ended October 31, 2020.
3. A non-binding proposal put forth by an affiliate of Bulldog FOR AGAINST ABSTAIN
A. Nisha Kumar
Investors, LLC regarding a self-tender offer, if properly B. Jane E. Trust, CFA presented before the Meeting.
4. A non-binding proposal put forth by an affiliate of Bulldog FOR AGAINST ABSTAIN Investors, LLC regarding an amendment to the bylaws, if properly presented before the Meeting.
To transact such other business that may properly come before the meeting or any adjournment thereof.
Date: , 2020 Signature Signature Joint Owners
Title
NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.